Exhibit 10.1

FIFTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT
This Fifth Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made as of September 22, 2020, by and among Allbirds, Inc., a Delaware public benefit corporation (the “Company”), each of the investors listed on Schedule A hereto, each of whom is referred to in this Agreement as an “Investor”, each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder”, and any Additional Purchaser (as defined in the Purchase Agreement) that becomes a party to this Agreement in accordance with Section 7.9 hereof.
RECITALS
A.    Certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to the Fourth Amended and Restated Investors’ Rights Agreement dated as of December 23, 2019 by and among the Company and such Investors as amended by an Amendment to the Fourth Amended and Restated Investors’ Rights Agreement dated April 2, 2020 by and among the Company and the Requisite Holders (as defined therein) (the “Prior Agreement”).
B.    The Existing Investors are holders of at least 60% of the Conversion Shares, and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement.
AGREEMENT
The Existing Investors hereby agree that the Prior Agreement shall be amended and restated, and the parties to this Agreement further agree as follows:
1.    Definitions. For purposes of this Agreement:
1.1    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, and shall include, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund, registered investment company, private equity fund, mutual fund or other investment fund or other pooled investment vehicle now or hereafter existing that is controlled by one or more partners or managing members of, or shares the same management company or investment adviser (or sub-adviser or affiliate adviser) with respect to Registrable Securities with, such Person.
1.2    “Baillie” means Baillie Gifford & Co, Baillie Gifford Overseas Limited and any successor or affiliated registered investment advisor to the Baillie Investors.
1.3    “Baillie Investors” means any Investors that receive, directly or indirectly, investment management or management advisory services from Baillie Gifford & Co or Baillie Gifford Overseas Limited or one of their Affiliates with respect to holding shares of the Company. For the sake of clarity, as of the date hereof, the Baillie Investors are indicated on SCHEDULE A hereto.
1.4    “Board of Directors” means the Company’s board of directors.
1.5    “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.6    “Competitor” means a Person reasonably determined by the Board of Directors to be engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business conducted by the Company, but shall not include (i) Lerer (as defined below) and its Affiliates, (ii) Maveron (as defined below) and its Affiliates, (iii) Tiger (as defined below) and its Affiliates, (iv) T. Rowe Price (as defined below) and its Affiliates or any T. Rowe Price Investor (as defined below), (v) Fidelity (as defined below) and its Affiliates or any Fidelity Investor (as defined below), (vi) Baillie (as defined above) and Affiliates of Baillie or any Baillie Investor (as defined above), (vii) Franklin (as defined below) and Affiliates of Franklin or any Franklin Investor (as defined below) or (viii) any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than 20% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the Board of Directors of any Competitor.
1.7    “Conversion Shares” means shares of Common Stock issuable or issued upon the conversion of Preferred Stock.
1.8    “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
1.9    “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.
1.10    “Direct Listing” shall have the meaning set forth in the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended from time to time, dated on or about the date hereof (the “Certificate of Incorporation”).
1.11    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
1.12    “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
1.13    “Fidelity” means Fidelity Management & Research Company and any successor or affiliated registered investment advisor to the Fidelity Investors.

1.14    “Fidelity Investors” means any Investors advised or subadvised by Fidelity or one of its Affiliates with respect to holding shares of the Company. For the sake of clarity, as of the date hereof, the Fidelity Investors are indicated on Schedule A hereto.
1.15    “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
1.16    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
1.17    “Founders” means Joseph Zwillinger and Timothy Brown.
1.18    “Franklin” means Franklin Advisers, Inc.
1.19    “Franklin Investors” means Franklin with respect to holding shares of the Company. For the sake of clarity, as of the date hereof, the Franklin Investors are indicated on SCHEDULE A hereto.
1.20    “GAAP” means generally accepted accounting principles in the United States.
1.21    “Holder” means any holder of Registrable Securities who is a party to this Agreement.
1.22    “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.
1.23    “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.
1.24    “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act, which, for the avoidance of doubt, shall not include a Direct Listing.
1.25    “Key Holder Registrable Securities” means (i) the shares of Common Stock (as adjusted for stock dividends, stock splits, combinations, subdivisions, recapitalizations or similar events) held by the Key Holders and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.
1.26    “Major Investor” means (i) any Investor, that, individually or together with such Investor’s Affiliates, holds at least 3,155,900 shares of Preferred Stock, at least 1,500,000 shares of Series C Preferred Stock, at least 1,500,000 shares of Series D Preferred Stock or at least 1,500,000 shares of Series E Preferred Stock (each as adjusted for stock dividends, stock splits, combinations, subdivisions, recapitalizations or similar events), (ii) each T. Rowe Price Investor, for so long as it holds any Registrable Securities, whether or not such T. Rowe Price Investor would otherwise qualify as a Major Investor individually, (iii) each Fidelity Investor, for so long as it holds any Registrable Securities, whether or not such Fidelity Investor would otherwise qualify as a Major Investor individually, (iv) each Baillie Investor, for so long as it holds any Registrable Securities, whether or not such Baillie Investor would otherwise qualify as a Major Investor individually, and (v) each

Franklin Investor, for so long as it holds any Registrable Securities, whether or not such Franklin Investor would otherwise qualify as a Major Investor individually.
1.27    “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
1.28    “Non-Employee Majority Directors” means the members of the Board of Directors representing a majority of those members of the Board of Directors who are not employees of the Company.
1.29    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
1.30    “Preferred Stock” means the Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and shares of any other series of preferred stock of the Company issued from time to time.
1.31    “Purchase Agreement” means the Series E Preferred Stock Purchase Agreement, by and among the Company and the parties thereto, dated of even date herewith, as amended from time to time.
1.32    “Qualified IPO” shall have the meaning set forth in the Company’s Certificate of Incorporation.
1.33    “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issuable or issued (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by any Investor on or after July 28, 2017; (iii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Sections 2.1, 2.10, 3.1, 3.2, 4.1 and 7.6; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 7.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.
1.34    “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.
1.35    “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12 hereof.
1.36    “Requisite Investors” means Investors holding at least 60% of the Conversion Shares, voting as a single class.
1.37    “SEC” means the Securities and Exchange Commission.

1.38    “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
1.39    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.
1.40    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.41    “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.
1.42    “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.
1.43    “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.
1.44    “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.
1.45    “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.0001 per share.
1.46    “Series E Preferred Stock” means shares of the Company’s Series E Preferred Stock, par value $0.0001 per share.
1.47    “Series Seed Preferred Stock” means shares of the Company’s Series Seed Preferred Stock, par value $0.0001 per share.
1.48    “T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.
1.49    “T. Rowe Price Investors” means the Investors that are advisory or sub-advisory clients of T. Rowe Price with respect to holding shares of the Company. For the sake of clarity, as of the date hereof, the T. Rowe Price Investors are indicated on Schedule A hereto.
2.    Registration Rights. The Company covenants and agrees as follows:
2.1    Demand Registration.
(a)    Form S-1 Demand. If at any time after the earlier of (i) four years after the date of this Agreement or (ii) 180 days after the earlier of the effective date of the registration statement for the Qualified IPO or for a Direct Listing, the Company receives a request from Holders of at least 40% of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with an anticipated aggregate offering price, net of Selling Expenses, of at least $15,000,000 million, then the Company shall (x) within ten days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within 120 days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.
(b)    Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least 10% of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1,000,000, then the Company shall (i) within ten days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within 60 days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.
(c)    Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than, with respect to a registration under Section 2.1(a), 120 days after the request of the Initiating Holders is given and, with respect to a registration under Section 2.1(b), 90 days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any 12 month period; and provided, further that the Company shall not register any securities for its own account or that of any other stockholder during such 120 day period or such 90 day period, as applicable, other than an Excluded Registration.
(d)    The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 120 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 90 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Section 2.1(b) within the 12 month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).
2.2    Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within 20 days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.
2.3    Underwriting Requirements.
(a)    If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.
(b)    In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below 20% of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
2.4    Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120 day period shall be extended for up to 90 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(c)    furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h)    promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(i)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
(j)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
2.5    Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
2.6    Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000, of one counsel for the selling Holders (“Selling Holder Counsel”) shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.
2.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.8    Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.
(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.
(d)    To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.
(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)    Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.
2.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
(a)    make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the earlier of the effective date of the registration statement filed by the Company for the IPO or for the Direct Listing;
(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the earlier of the effective date of the registration statement filed by the Company for the IPO or for the Direct Listing), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies) and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).
2.10    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 60% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 7.9.
2.11    “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO by the Company, and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section

2.11 shall (i) only apply to the IPO, (ii) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided, that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and provided, further that any such transfer shall not involve a disposition for value, (iii) not apply to the sale of shares of Common Stock acquired in the IPO or in the open market following the IPO and (iv) be applicable to the Holders only if all Company officers, directors and holders of more than one percent of the outstanding Common Stock (after giving effect to the conversion into Common Stock of all outstanding Preferred Stock) are subject to substantially the same restrictions. The underwriters in connection with such registration are intended third party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. If any of the obligations described in this Section 2.11 are waived or terminated with respect to any of the securities of any such Holder or executive officer, director or greater than one-percent stockholder of the Company (in any such case, the “Released Securities”), then the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder or executive officer, director or greater than one-percent stockholder of the Company. The foregoing provisions of this Section 2.11 shall not apply to a Direct Listing and shall only be applicable to the Company’s IPO if the Company has not already completed a Direct Listing.
2.12    Restrictions on Transfer.
(a)    The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of Registrable Securities pursuant to an effective registration statement or, following the IPO or a Direct Listing, SEC Rule 144, in each case, to be bound by the terms of this Agreement.
(b)    Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.
(c)    The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO or a Direct Listing, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration or (z) in any transaction in which such holder distributes less than 10% of such Holder’s Restricted Securities solely to an accredited investor as defined in Regulation D promulgated under the Securities Act; provided that, other than with respect to transfers under the foregoing clause (x) following the IPO or a Direct Listing, each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
(d)    The Company shall be obligated to instruct its transfer agent to reissue promptly unlegended certificates or book-entry security entitlements at the request of any Holder thereof if the Company has completed its IPO or a Direct Listing or in connection with a sale of Registrable Securities by a Holder pursuant to Rule 144 and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.
2.13    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2.1 or 2.2 shall terminate upon the earliest to occur of:
(a)    the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation;
(b)    following the IPO or a Direct Listing, such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration (assuming the Company is in compliance with the current public information required under Rule 144(c)(1));
(c)    the fifth anniversary of the IPO; and
(d)    the fifth anniversary of a Direct Listing.
3.    INFORMATION AND OBSERVER RIGHTS.
3.1    Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor:
(a)    as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year (together, the “Financial Statements”), provided that all such Financial Statements shall be unaudited but prepared in accordance with GAAP (except that such unaudited Financial Statements may not contain all notes thereto that may be required in accordance with GAAP); provided further that within 180 days after the end of each fiscal year of the Company, all Financial Statements shall be audited and certified by independent public accountants of regionally recognized standing selected by the Company.
(b)    as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, prepared in accordance with GAAP (except that quarterly financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)    as soon as practicable, but in any event within 45 days prior to the beginning of each fiscal year, unless waived by the Company’s Board of Directors, including the Non-Employee Majority Directors, a business plan and operating and capital expenditures budget for such next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; provided, however, that the Company shall not be obligated pursuant to this Section 3.1(c) to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and
(d)    soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company.
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
The Company shall be deemed to have satisfied the requirement for the delivery of information under this Section 3.1 with respect to the T. Rowe Price Investors by delivery of the relevant information to T. Rowe Price (and for further distribution to the T. Rowe Price Investors) in accordance with the notice requirements of the T. Rowe Price Investors.
Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
3.2    Inspection. The Company shall permit each Major Investor (unless the Board of Directors has reasonably determined that such Major Investor is a Competitor), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
3.3    Observer Rights.
(a)    As long as the T. Rowe Price Investors collectively hold at least 2,500,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of T. Rowe Price to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that all information so provided shall be subject to Section 3.5 below and the T. Rowe Price Investors shall be responsible for any breaches of Section 3.5 by such representative with respect to such information; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
(b)    As long as the Fidelity Investors collectively hold at least 2,500,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of the Fidelity Investors to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that all information so provided shall be subject to Section 3.5 below and the Fidelity Investors shall be responsible for any breaches of Section 3.5 by such representative with respect to such information; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
(c)    As long as Maveron Equity Partners V, L.P. (“Maveron”) holds at least 10,000,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of Maveron to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and maintain the confidentiality with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
(d)    As long as Tiger Global Private Investment Partners X, L.P. (“Tiger”) holds at least 2,500,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of Tiger to attend all meetings of its Board of Directors and any and all committees of its Board of Directors (including any Executive Committee, as defined in the Company’s bylaws) in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors and/or committee members; provided, however, that such representative shall agree to hold in confidence and maintain the confidentiality with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
(e)    As long as the Baillie Investors collectively hold at least 500,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of the Baillie Investors to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that all information so provided shall be subject to Section 3.5 below and the Baillie Investors shall be responsible for any breaches of Section 3.5 by such representative with respect to such information; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
(f)    As long as the Franklin Investors collectively hold at least 1,000,000 shares of Preferred Stock of the Company, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalization and the like, the Company shall invite a representative of the Franklin Investors to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that all information so provided shall be subject to Section 3.5 below and the Franklin Investors shall be responsible for any breaches of Section 3.5 by such representative with respect to such information; provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.
3.4    Termination of Information and Observer Rights. The covenants set forth in Sections 3.1, 3.2 and 3.3 shall terminate and be of no further force or effect (a) immediately before the consummation of a Qualified IPO, (b) immediately before the settlement of the initial trade of shares of Common Stock in a Direct Listing, (c) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (d) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.
3.5    Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) its attorneys, accountants, consultants, registered investment advisor or sub-adviser (or any employee, representative, attorney, accountant or consultant of such Person) and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.5; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and requires such Person to maintain the confidentiality of such information; (iv) that was permitted to be disclosed by written authorization of the Company; or (v) as may otherwise be required by law, regulation, rule, court order or subpoena (including of any securities exchange or market), provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; provided, however, that no such notice of disclosure shall be required in connection with any routine or periodic examination or similar process by any regulatory or self-regulatory body or authority not specifically directed at the Company or the confidential information obtained from the Company pursuant to the terms of this Agreement, including, without limitation, quarterly or annual reports that are required by law.
4.    RIGHTS TO FUTURE STOCK ISSUANCES.
4.1    Right of First Offer. Subject to the terms and conditions of this Section 4 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor that is an “accredited investor” (as defined Rule 501(a) under the Securities Act). A Major Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. For the avoidance of doubt, a Major Investor that is not an “accredited investor” shall not have any right to be offered or to purchase New Securities from the Company pursuant to this Section 4.
(a)    The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)    By notification to the Company within 20 days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the product of (x) the aggregate number of New Securities, times, (y) a fraction, the numerator of which is the aggregate number of shares of Common Stock (assuming the conversion into Common Stock of all outstanding shares of Preferred Stock) then held by such Major Investor and the denominator of which is the total number of shares of Common Stock of the Company then issued and outstanding (assuming the conversion into Common Stock of all outstanding shares of Preferred Stock and any other securities convertible into Common Stock, if any, and the exercise of all stock options (which amount shall include all shares issuable or issued upon exercise of outstanding stock options and warrants)). At the expiration of such 20 day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the product of (x) the aggregate number of New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors, times, (y) a fraction, the numerator of which is the aggregate number of shares of Common Stock (assuming the conversion into Common Stock of all outstanding shares of Preferred Stock) then held by such Fully Exercising Investor and the denominator of which is the total number of shares of Common Stock (assuming the conversion into Common Stock of all outstanding shares of Preferred Stock) held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of 90 days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).
(c)    If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the 90 day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.1.
(d)    The right of first offer in this Section 4.1 shall not be applicable to: (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) New Securities expressly excluded in writing from this Section 4 by the Requisite Investors; and (iii) the issuance of shares of Series E Preferred Stock to Additional Purchasers pursuant to the Purchase Agreement.
(e)    Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4.1, the Company may elect to give notice to the Major Investors within 30 days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Major Investor shall have 20 days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Major Investor, maintain such Major Investor’s percentage-ownership position, calculated as set forth in Section 4.1(b) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within 60 days of the date notice is given to the Investors.
(f)    Any notice required to be delivered to a T. Rowe Price Investor under this Section 4 may be delivered to T. Rowe Price in accordance with the notice requirements of the T. Rowe Price Investors, and any notices required to be delivered by a T. Rowe Price Investor to the Company may be delivered by T. Rowe Price.
4.2    Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (a) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (c) immediately before the consummation of the Qualified IPO, or (d) immediately before the settlement of the initial trade of shares of Common Stock in a Direct Listing, whichever event occurs first.
5.    ADDITIONAL COVENANTS.
5.1    Insurance. The Company shall use its commercially reasonable efforts to maintain from financially sound and reputable insurers Directors and Officers liability insurance and term “key-person” insurance on each of the Founders, each in an amount and on terms and conditions satisfactory to the Board of Directors and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The key-person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board of Directors. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Series A Director (as defined in the Company’s Certificate of Incorporation) is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $2,500,000 unless approved by the Board of Directors. Each Key Holder hereby covenants and agrees that, to the extent such Key Holder is named under such key-person policy, such Key Holder will execute and deliver to the Company, as reasonably requested, a written notice and consent form with respect to such policy.
5.2    Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.
5.3    Matters Requiring Investor Director Approval. The Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the Non-Employee Majority Directors:
(a)    create or authorize the creation of any indebtedness in excess of $20,000,000.00 (individually, or in the aggregate with all other indebtedness of the Company and its subsidiaries) that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;
(b)    guarantee any indebtedness except for trade credit incurred in the ordinary course of business by the Company or any subsidiary; or
(c)    increase the number of shares of Common Stock reserved for issuance under any equity incentive plan of the Company or any subsidiary or adopt any new equity incentive plan of the Company or any subsidiary.
5.4    Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement, including, in the case of employees, a one-year post-termination non-solicitation of customers and employees provision, and except for employees located in California, a one-year post-termination non-competition provision, in form and substance satisfactory to the Board of Directors, including the Non-Employee Majority Directors.
5.5    Employee Stock. Unless otherwise approved by the Board of Directors, which approval must include the Non-Employee Majority Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (a) vesting of shares over a four year period, with the first 25% of such shares vesting following 12 months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following 36 months, without acceleration for any event, and (b) a customary market stand-off provision. In addition, unless otherwise approved by the Board of Directors, including the Non-Employee Majority Directors, the Company shall retain a “right of first refusal” on employee transfers until the IPO or a Direct Listing and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.
5.6    Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.
5.7    Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.
5.8    Qualified Small Business Stock. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code. Notwithstanding any provision hereof to the contrary, the Company’s obligation to furnish a written statement or questionnaire pursuant to this Section 5.8 shall continue notwithstanding the fact that a class of the Company’s stock may be traded on an established securities market.
5.9    Termination of Covenants. The covenants set forth in this Section 5, except for Section 5.6, shall terminate and be of no further force or effect (a) immediately before the consummation of a Qualified IPO, (b) immediately before the settlement of the initial trade of shares of Common Stock in a Direct Listing, (c) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (d) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6.    COVENANT OF THE INVESTORS.
6.1    Commerce Department Compliance. The Company may be required to file reports with the Bureau of Economic Analysis (the “BEA”) of the US Commerce Department when a US affiliate of a foreign Investor, if such foreign Investor, together with its affiliates, directly or indirectly controls ten percent or more of the voting securities of the Company. Such foreign Investor that is a foreign individual or entity or a US subsidiary or affiliate of a foreign parent covenants to provide information necessary for the Company to comply with BEA filings required under the International Investment and Trade in Services Act.
7.    MISCELLANEOUS.
7.1    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is an Affiliate of a Holder; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (c) after such transfer, holds at least 10% of the Registrable Securities originally purchased by such transferring Holder; provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
7.2    Governing Law; JURY WAIVER. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.
7.3    Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.4    Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
7.5    Notices.
(a)    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on SCHEDULE A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 7.5(a). If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Cooley LLP, 101 California Street, 5th Floor, San Francisco, CA 94111, Attention: Peter H. Werner and if notice is given to Investors, a copy (which shall not constitute notice) shall also be given to (x) Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 220 West 42nd Street, 17th Floor, New York, New York 10036, Attention: Ward Breeze on behalf of Tiger, (y) DLA Piper LLP (US), 701 Fifth Avenue, Suite 7000, Seattle, Washington 98104 Attention: Trenton C. Dykes on behalf of Maveron, (z) DLA Piper LLP (US), One Fountain Square, 11911 Freedom Drive, Suite 300, Reston, Virginia 20190, Attention: Matthew VanderGoot on behalf of the T. Rowe Price Investors, and (aa) Pillsbury Winthrop Shaw Pittman LLP, Four Embarcadero Center, 22nd Floor, San Francisco, California 94111, Attention: Justin Hovey on behalf of the Franklin Investors.
(b)    Consent to Electronic Notice. Each Investor and Key Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s or Key Holder’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. Each Investor and Key Holder agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.
7.6    Termination, Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Requisite Investors; provided that the Company may in its sole discretion waive compliance with Section 2.12; provided further that Sections 1.6(ii) and 3.3(c) may not be amended or waived without Maveron’s express written consent; provided further that Sections 1.6(iv), 1.26(ii), 3.3(a), and 4.1(f) and the penultimate paragraph of Section 3.1 may not be amended or waived without the express written consent of the T. Rowe Price Investors; provided further that Sections 1.6(v), 1.26(iii) and 3.3(b) may not be amended or waived without the express written consent of the Fidelity Investors; provided further that Sections 1.6(iii) and 3.3(d) may not be amended or waived without Tiger’s express written consent; provided further that Sections 1.6(vi), 1.26(iv) and 3.3(e) may not be amended or waived without the express written consent of the Baillie Investors; provided further that Sections 1.6(vii), 1.26(v) and 3.3(f) may not be amended or waived without the express written consent of the Franklin Investors; provided further that Section 3.1, Section 3.2 and Section 4 may not be amended or waived without the express consent of the Company and Major Investors holding at least 60% of the Registrable Securities held by all Major Investors; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction so long that all Major Investors have been provided the opportunity to participate in such transaction to the extent provided in Section 4 on similar terms as any Major Investors participating in such transaction); provided further that Section 3.3(a) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of the T. Rowe Price Investors; provided further that Section 3.3(b) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of the Fidelity Investors; provided further that Section 3.3(c) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of Maveron; provided further that Section 3.3(d) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of Tiger; provided further that Section 3.3(e) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of the Baillie Investors; provided further that Section 3.3(f) and this provision shall not be terminated pursuant to this Section 7.6 without the express written consent of the Franklin Investors. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
7.7    Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.
7.8    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliates may apportion such rights as among themselves in any manner they deem appropriate.
7.9    Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Series E Preferred Stock after the date hereof, any purchaser of such shares of Series E Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.
7.10    Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

7.11    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
7.12    Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and/or are professional investment funds and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services that are adverse to or compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict any Investor or any Affiliate thereof from investing or participating in any particular enterprise whether or not such enterprise has products or services that are adverse to or compete, directly or indirectly, with those of the Company.
7.13    Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
7.14    Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.
7.15    Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
[Remainder of Page Intentionally Left Blank]

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

ALLBIRDS, INC.

By:	/s/ Joseph Zwillinger
Name:	Joseph Zwillinger
Title:	Co-Chief Executive Officer
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FRANKLIN STRATEGIC SERIES -FRANKLIN SMALL-MID CAP GROWTH FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -FRANKLIN
SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC SERIES - FRANKLIN SMALL CAP GROWTH FUND

By:	Franklin Advisers, Inc., as investment manager

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Executive Vice President and Chief Investment Officer
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS – MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND
T. ROWE PRICE SPECTRUM CONSERVATIVE ALLOCATION FUND (Formerly known as T. ROWE PRICE PERSONAL STRATEGY INCOME FUND)
T. ROWE PRICE SPECTRUM MODERATE ALLOCATION FUND (Formerly known as T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND)
T. ROWE PRICE SPECTRUM MODERATE GROWTH ALLOCATION FUND (Formerly known as T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND)
T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO (Formerly known as T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO)
U.S. SMALL-CAP STOCK TRUST
VALIC COMPANY I - SMALL CAP FUND
TD MUTUAL FUNDS - TD U.S. SMALL-CAP EQUITY FUND
T. ROWE PRICE U.S. SMALL-CAP CORE EQUITY TRUST
MINNESOTA LIFE INSURANCE COMPANY
COSTCO 401(K) RETIREMENT PLAN
MASSMUTUAL SELECT FUNDS – MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE U.S. SMALL-CAP VALUE EQUITY TRUST
T. ROWE PRICE U.S. EQUITY TRUST
MASSMUTUAL SELECT FUNDS – MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

THE BUNTING FAMILY III, LLC
THE BUNTING FAMILY VI SOCIALLY RESPONSIBLE LLC
JEFFREY LLC
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

T. ROWE PRICE GLOBAL CONSUMER FUND

By:	T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

THE SCHIEHALLION FUND LIMITED, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory

WARMAN INVESTMENTS PTY LIMITED, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory

HOST-PLUS PTY LIMITED, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

INTERVENTURE EQUITY INVESTMENTS LIMITED, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory

THE BOARD OF TRUSTEES OF THE SASKATCHEWAN HEALTHCARE EMPLOYEES’ PENSION PLAN, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory

THE STATES OF JERSEY PUBLIC EMPLOYEES CONTRIBUTORY RETIREMENT SCHEME \, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD & CO.

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

VISION SUPER PTY LIMITED, ACTING THROUGH ITS AGENT, BAILLIE GIFFORD OVERSEAS LIMITED

By:	/s/ Tom Slater
Name:	Tom Slater
Title:	Authorised Signatory
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SMILING SHEEP LLC

By:	/s/ Kenny Brody
Name:	Kenny Brody
Title:	Manager
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

GC&H INVESTMENTS, LLC

By:	/s/ Jim Kindler
Name:	Jim Kindler
Title:	Manager

GC&H INVESTMENTS, A CALIFORNIA GENERAL PARTNERSHIP

By:	/s/ Jim Kindler
Name:	Jim Kindler
Title:	Manager
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONCORD STREET TRUST: FIDELITY MID-CAP STOCK FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY MID-CAP STOCK COMMINGLED POOL

By:	FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY NEW MILLENNIUM FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

Fidelity Blue Chip Growth Commingled Pool

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

BY:	ITS MANAGER FIDELITY INVESTMENTS CANADA ULC

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND COMMINGLED POOL

BY:	FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND K6

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB A

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB B

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

BY:	FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO

By:	/s/ Chris Gulliver
Name:	Chris Gulliver
Title:	Corporate Governance Analyst
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS AND INVESTORS:

MAVERON EQUITY PARTNERS V, L.P., A DELAWARE LIMITED PARTNERSHIP
MEP ASSOCIATES V, L.P., A DELAWARE LIMITED PARTNERSHIP
MAVERON V ENTREPRENEURS’ FUND, L.P., A DELAWARE LIMITED PARTNERSHIP

By: Maveron General Partner V, LLC, a Delaware limited liability company

By:	/s/ Pete McCormick
Name:	Pete McCormick
Title:	Managing Member
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS AND INVESTORS:

LERER HIPPEAU VENTURES IV, LP
By: Lerer Hippeau Ventures IV GP

By:	/s/ Eric Hippeau
Name:	Eric Hippeau
Title:	Managing Partner

LERER HIPPEAU VENTURES IV-B, LP
By: Lerer Hippeau Ventures IV GP, LLC

By:	/s/ Eric Hippeau
Name:	Eric Hippeau
Title:	Managing Partner

LERER HIPPEAU VENTURES SELECT FUND, LP

By: Lerer Hippeau Ventures Select Fund GP, LLC

By:	/s/ Eric Hippeau
Name:	Eric Hippeau
Title:	Managing Partner
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDER AND INVESTOR:

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS X, L.P.

By: Tiger Global PIP Performance X, L.P.
Its General Partner

By: Tiger Global PIP Management X, Ltd.
Its General Partner

By:	/s/ Steven D. Boyd
Name:	Steven D. Boyd
Title:	General Counsel
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDER AND INVESTOR:

LFX TRUST, L.L.C.

By:	/s/ Lee Fixel
Name:	Lee Fixel
Title:	Manager
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS:

JOSEPH Z. ZWILLINGER, AS TRUSTEE OF THE JOSEPH ZWILLINGER 2017 GRANTOR RETAINED ANNUITY TRUST DATED JUNE 12, 2017

By:	/s/ Joseph Z. Zwillinger
Name:	Joseph Z. Zwillinger
Title:	Trustee

ELIZABETH L. ZWILLINGER, AS TRUSTEE OF THE ELIZABETH ZWILLINGER 2017 GRANTOR RETAINED ANNUITY TRUST DATED JUNE 12, 2017

By:	/s/ Elizabeth L. Zwillinger
Name:	Elizabeth L. Zwillinger
Title:	Trustee

JOSEPH Z. ZWILLINGER AND ELIZABETH L. ZWILLINGER, AS TRUSTEES OF THE TWIN WOLVES REVOCABLE TRUST UNDER REVOCABLE TRUST AGREEMENT DATED SEPTEMBER 27, 2017

By:	/s/ Joseph Z. Zwillinger
Name:	Joseph Z. Zwillinger
Title:	Trustee

By:	/s/ Elizabeth L. Zwillinger
Name:	Elizabeth L. Zwillinger
Title:	Trustee
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties hereto have executed the FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS:

TIMOTHY O. BROWN, AS TRUSTEE OF THE TIMOTHY BROWN 2017 GRANTOR RETAINED ANNUITY TRUST DATED JUNE 22, 2017

By:	/s/ Timothy O. Brown
Name:	Timothy O. Brown
Title:	Trustee

LINDSAY T. BROWN, AS TRUSTEE OF THE LINDSAY BROWN 2017 GRANTOR RETAINED ANNUITY TRUST DATED JUNE 22, 2017

By:	/s/ Lindsay T. Brown
Name:	Lindsay T. Brown
Title:	Trustee

TIMOTHY O. BROWN AND LINDSAY T. BROWN, AS TRUSTEES OF THE GRENADIER TRUST UNDER REVOCABLE TRUST AGREEMENT DATED JANUARY 22, 2018

By:	/s/ Timothy O. Brown
Name:	Timothy O. Brown
Title:	Trustee

By:	/s/ Lindsay T. Brown
Name:	Lindsay T. Brown
Title:	Trustee
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

TDM GROWTH PARTNERS PTY LTD AS NOMINEE FOR ITS UNDERLYING INVESTORS

By:	/s/ Benjamin Gisz
Name:	Benjamin Gisz
Title:	Director

By:	/s/ Jason Sandler
Name:	Jason Sandler
Title:	Company Secretary
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

TITAN BIRDS FUND LP

By: Titan Birds Fund GP LLC, its general partner

By:	/s/ Hardit Singh
Name:	Hardit Singh
Title:	President
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

MORGAN CREEK PRIVATE OPPORTUNITIES, LLC SERIES G - ALLBIRDS

By:	/s/ Mark W. Yusko
Name:	Mark W. Yusko
Title:	Authorized Signatory
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

KERRY MARTIN KELLOGG

/s/ Kerry Martin Kellogg
(Signature)
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

TYLER FAUGHT

/s/ Tyler Faught
(Signature)
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned has executed this counterpart signature page to that certain FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, dated as of September 22, 2020, by and among the Company, the Investors and the Key Holders, effective as of September 25, 2020.

INVESTOR:

ROTELYBO PARTNERS LP

By:	/s/ Brian C. Crumley
Name:	Brian C. Crumley
Title:	Manager
SIGNATURE PAGE TO ALLBIRDS, INC.
FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A
Investors

SCHEDULE B
Key Holders